EAGLE INVESTMENT

GRADE BOND FUND

Prospectus

December 18, 2009

Class A shares: EGBAX

Class C shares: EGBCX

Institutional Class I shares: EGBLX

Retirement Class R-3 shares: EGBRX

Retirement Class R-5 shares: EGBTX

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These securities have not been approved or disapproved by the Securities and Exchange Commission (“Commission”), nor has the Commission passed upon the accuracy or adequacy of the funds’ prospectus. Any representation to the contrary is a criminal offense.

Summary of Eagle Investment Grade Bond Fund

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Summary of Eagle Investment Grade Bond Fund

12. 18. 2009

Investment objective   |  The Eagle Investment Grade Bond Fund (“Investment Grade Bond Fund” or the “fund”) seeks current income and preservation of capital. The investment objective of the fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Fees and expenses  |  The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Eagle funds. More information about these and other discounts is available from your financial professional and in “Class A Shares” (page P-6) of the fund’s prospectus and in “Investment Programs” (P-18) of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):

Class:	A	C	I	R-3	R-5

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a % of original purchase price or redemption proceeds, whichever is lower)	None	1%	None	None	None

Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None

Annual fund operating expenses

(expenses that you pay each year as a % of the value of your investment) (a):

Class:	A	C	I	R-3	R-5

Investment Advisory Fees	0.30%	0.30%	0.30%	0.30%	0.30%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%

Other Expenses	1.14%	1.14%	1.09%	1.14%	1.09%

Total Annual Fund Operating Expenses (b)	1.69%	2.44%	1.39%	1.94%	1.39%

Fee Reduction	(0.84)%	(0.79)%	(0.79)%	(0.79)%	(0.79)%

Net Expenses	0.85%	1.65%	0.60%	1.15%	0.60%

(a)	The fund’s expenses are based on estimated expenses expected to be incurred for the fiscal year ending October 31, 2010. (b) Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that: Class A annual operating expenses exceed 0.85% of that class’ average daily net assets, Class C annual operating expenses exceed 1.65% of that class’ average daily net assets, Class I annual operating expenses exceed 0.60% of that class’ average daily net assets, Class R-3 annual operating expenses exceed 1.15% of that class’ average daily net assets, and Class R-5 annual operating expenses exceed 0.60% of that class’ average daily net assets, through February 28, 2011. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The fund’s Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Expense example  |  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1-year	3-years

Class A	$459	$809

Class C	$168	$685

Class I	$61	$362

Class R-3	$117	$533

Class R-5	$61	$362

Portfolio turnover  |  The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual fund operating expenses or in the Expense example, affect the fund’s performance.

Principal investment strategies  |  During normal market conditions, the fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of U.S. and foreign investment grade fixed income instruments of varying maturities. Investment grade is defined as securities rated [BBB-] or better by Standard & Poor’s Rating Services or an equivalent rating by at least one other nationally recognized statistical rating organization or, for unrated securities, those that are determined to be of equivalent quality by the fund’s Portfolio Manager. The average portfolio duration of the fund is expected to vary and may generally range anywhere from two to seven years based upon economic and market conditions. The fund’s strategy is to actively allocate assets among market sectors. The fund expects to invest in a variety of fixed income securities including, but not limited to:

•	Corporate debt securities of U.S. and non-U.S. issuers, including corporate commercial paper;

•	Bank certificates of deposit;

•	Debt securities issued by states or local governments and their agencies;

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Summary of Eagle Investment Grade Bond Fund

12. 18. 2009

•	Obligations of non-U.S. Governments and their subdivisions, agencies and government sponsored enterprises;

•	Obligations of international agencies or supranational entities (such as the European Union);

•	Obligations issued or guaranteed by the U.S. Government and its agencies;

•	Mortgage-backed securities and asset-backed securities;

•	Commercial real estate securities; and

•	Floating rate instruments.

In addition, the fund may invest a portion of its assets in lower-rated corporate bonds and other fixed income securities that focus on delivering high income.

Principal risks  |  The greatest risk of investing in this fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund’s net asset value (“NAV”) may also increase or decrease. Investments in this fund are subject to the following primary risks and these risks are further explained in the statutory prospectus under “Additional Information on Investment Strategies” and “Additional Information on Risks.”

•	Call risk is the possibility that, as interest rates decline, issuers of callable bonds may call fixed income securities with high interest rates prior to their maturity dates;

•	Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt;

•	Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions or foreign law changes;

•

Government Sponsored Enterprises (“GSE”) (which are obligations issued by agencies and instrumentalities of the U.S. Government) risk is due to investments in GSEs have variations in the level of support they receive from the U.S. Government and may not be backed by the full faith and credit of the U.S. Government;

•	High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss of money, are susceptible to rising interest rates and have greater volatility;

•	Inflation risk is the risk that high rates of inflation or changes in the market’s inflation expectations may adversely affect the market value of inflation-sensitive securities;

•

Interest rate risk is the risk that the value of a fund’s investments in fixed income securities will fall when interest rates rise. The effect of increasing interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the fund;

•	Issuer and market risk is the risk that market conditions or other events that impact specific fixed-income issuers will have an adverse effect on the fund’s yield;

•	Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain fixed income securities may be significantly hampered; and

•	Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal.

Performance  |  No performance information is presented for the fund because the fund has not yet commenced operations. In the future, performance information will be presented in this section. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Manager  |  Eagle Asset Management, Inc. (“Eagle”) serves as investment advisor for the fund.

Portfolio Manager  |  James C. Camp, CFA, a Managing Director of Eagle, is the Portfolio Manager of the fund and is responsible for the day-to-day management of the fund. Mr. Camp has served as the Portfolio Manager of the fund since its inception.

Purchase and sale of fund shares  |  You may purchase or redeem shares of the fund on any business day through your financial intermediary, by mail (Eagle Fund Services, Inc., P.O. Box 33022, St. Petersburg, FL 33733), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for a regular account, $500 in a retirement account and $50 through a periodic investment plan. The minimum amount for subsequent purchases through a periodic investment plan is $50. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. The minimum initial purchase for Class R-3 and Class R-5 shares is set by the plan administrator.

Tax information  |  The dividends you receive from a fund generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to broker-dealers and other financial intermediaries  |  If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary of Eagle Investment Grade Bond Fund

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Historical performance of similar accounts managed by the Portfolio Manager | As of the date of the prospectus, the fund had not yet commenced operations and, thus, the fund does not have performance history. The performance shown below is not the performance of the Investment Grade Bond Fund and is not a guarantee of future results in managing the fund. This composite performance information should not be considered a substitute for the fund’s performance.

The performance information included below (“Fixed Income Composite”) has been provided by the Manager and is designed to show you how accounts managed by the Portfolio Manager have performed over various periods in the past. The Fixed Income Composite is comprised of a composite of accounts managed at Eagle since January 1, 2003. The Fixed Income Composite includes all of the accounts managed in a similar manner by the Portfolio Manager in similar investment strategies to the fund. The Fixed Income Composite is net of the Investment Grade Bond Fund’s contractual Class A share maximum operating expenses (0.85%). The Class A share maximum was selected for comparison because it is the most representative of the Portfolio Manager’s record. Certain investment, diversification and tax law limitations that are imposed on registered investment companies such as the fund are not applicable to the Fixed Income Composite and may have adversely affected the performance of the Fixed Income Composite had they been applicable. The current composite performance may vary from that shown.

Average annual total returns

(for the period ended September 30, 2009):

				Since
	1-year	3-years	5-years	Inception
				(1/1/2003)
Fixed Income Composite	10.10%	6.33%	4.48%	3.91%
Barclays Intermediate Government / Credit Bond Index (a) (reflects no deduction for fees, expenses, or taxes)	10.10%	6.15%	4.68%	4.49%

(a)	The Barclays Intermediate Government/Credit Bond Index includes U.S. Government and investment grade credit securities that have a greater than or equal to one year and less than ten years remaining to maturity and have $250 million or more of outstanding face value. The returns of the index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

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More Information About the Fund

Additional information on investment strategies  |   During normal market conditions, the fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a portfolio of investment grade U.S. and foreign fixed income instruments. Investment grade is defined as securities rated [BBB-] or better by Standard & Poor’s Rating Services or an equivalent rating by at least one other nationally recognized statistical rating organization or, for unrated securities, those that are determined to be of equivalent quality by the fund’s Portfolio Manager. This policy will not be changed without 60 calendar days advance notice to shareholders. The fund may also invest a portion of its assets in lower-rated corporate bonds and other fixed income securities that focus on delivering high income. The fund’s strategy is to actively allocate assets among fixed income sectors.

The fund may invest in instruments of any maturity but expects to typically invest in instruments with maturities shorter than 10 years. The average portfolio duration of the fund is expected to vary and may generally range anywhere from two to seven years based upon economic and market conditions. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average portfolio duration will be more sensitive to changes in interest rates than a fund with shorter average portfolio duration.

The fund’s Portfolio Manager’s analysis of corporate and agency bonds may include consideration of a company’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. In addition, the Portfolio Manager may consider factors such as anticipated cash flow, company credit rating, interest or dividend coverage, asset coverage and earnings prospects. The fund may sell securities when the Portfolio Manager believes that they no longer meet the fund’s investment criteria.

As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are inconsistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Additional information on risks  |   The greatest risk of investing in this fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks:

•

Call risk is the possibility that, as interest rates decline to a level that is significantly lower than the rate assigned to the fixed income security, the security may be called (redeemed) prior to maturity. The fund would lose the benefit of holding a fixed income security that is paying a rate above the current market rate and would likely have to reinvest the proceeds in other fixed income securities that have lower yields.

•

Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. Government obligations.

•

Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions or foreign law changes in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

•

GSE (which is an obligation issued by agencies and instrumentalities of the U.S. Government) risk is due to investments in GSEs having various levels of support from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaults, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

•	Inflation risk is the risk that the market value of securities will decrease as higher inflation shrinks the purchasing power of any affected currencies.

•

Interest rate risk is the risk that the value of a fund’s investments in fixed income securities will fall when interest rates rise. The effect of increasing interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the fund. Yields of debt securities will fluctuate over time.

•

Issuer and market risk is the risk that the prices of, and the income generated by, securities held by the fund may decline in response to certain events, such as general economic and market conditions, regional or global economic instability, interest rate fluctuations, and those events directly involving the issuers.

•

Liquidity risk is the possibility that the fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the fund’s liquidity. Market developments may cause the fund’s investments to become less liquid and subject to erratic price movements. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

•

Mortgage- and asset-backed risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal. The reduced value of the fund’s securities and the potential loss of principal as a result of mortgagee’s failure to repay would have a negative impact on the fund. Premature

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repayment of principal would make it difficult for the fund to reinvest the prepaid principal at a time when interest rates on new mortgages are declining, thereby reducing the fund’s income.

Investment Advisory Services

Manager   |   Eagle Asset Management, Inc. (“Eagle”), located at 880 Carillon Parkway, St.Petersburg, Florida 33716, serves as investment advisor for the fund. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”) which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. Eagle will manage, supervise and conduct the business and administrative affairs of the fund and other Eagle mutual funds with net assets totaling over $16.6 billion as of September 30, 2009. Eagle’s contractual annual investment advisory fee for the fund is 0.30% of the fund’s average daily net assets.

The fund has entered into an Administration Agreement with Eagle under which the fund will pay Eagle 0.15% of average daily net assets for Class A, Class C and Class R-3 shares, as well as 0.10% of average daily net assets for Class I and Class R-5 shares, for various administrative services.

Portfolio Manager  |   James C. Camp, CFA, a Managing Director of Eagle, has been Portfolio Manager of the fund since its inception and is responsible for the day-to-day management of the fund. Mr. Camp joined Eagle in 1997 and has served as a Portfolio Manager and Analyst for Eagle’s fixed income team.

Additional information about Portfolio Manager compensation, other accounts managed by the Portfolio Managers, and their ownership of fund shares is found in the Statement of Additional Information (“SAI”), available on our website, eagleasset.com.

Distributor  |   Eagle Fund Distributors, Inc. (“Distributor”), an wholly-owned subsidiary of Eagle, will serve as the distributor of the fund. The Distributor may compensate other broker-dealers to promote sales of fund shares. The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders.

Pricing Fund Shares

The price of the fund’s shares is the fund’s NAV per share. The fund determines the NAV of its shares on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the regular trading session (typically 4:00 p.m. EST), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the closing price of securities traded on that exchange after the fund is priced, the fund is not required to revalue its shares.

Generally, the fund values portfolio securities for which market quotations are readily available at market value; however, the fund may adjust the market quotation price to reflect events that occur between the close of those markets and the fund’s determination of NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;

•	The quotation may be unreliable because the security is not traded frequently;

•	Trading on the security ceased before the close of the trading market;

•	Security is newly issued;

•	Issuer specific events occurred after the security ceased trading; or

•	Because of the passage of time between the close of the market on which the security trades and the close of the NYSE.

Issuer specific events may cause the last market quotation to be unreliable. Such events may include:

•	A merger or insolvency;

•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or

•	Market events, such as a significant movement in the U.S. market.

Both the latest transaction prices and adjustments are furnished by an independent pricing service, which is periodically approved by the Boards of Trustees. The fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures (“Procedures”) approved by the Boards of Trustees. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV. Fair value pricing methods, procedures and pricing services can change from time to time as approved by the Boards of Trustees. Pursuant to the Procedures, the Boards of Trustees have delegated the day-to-day responsibility for applying and administering the Procedures to a Valuation Committee comprised of associates from the Manager and administrator for the funds. The composition of this Valuation Committee may change from time to time.

There can be no assurance, however, that a fair value price used by the fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day. Fair value pricing may deter shareholders from trading the fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•

Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high-yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

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•

Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fund may fair value a security if certain events occur between the time trading ends on a particular security and the fund’s NAV calculation. The fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer specific event has occurred that the Valuation Committee determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Valuation Committee also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

•	Short-term Securities: The fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

Your Investment

The fund offers five classes of fund shares: Class A, Class C, Class I, Class R-3 and Class R-5 shares. Each class has a different combination of purchase restrictions, sales charges and ongoing fees allowing you to choose the class that best meets your needs. The following sections explain the sales charges or other fees you may pay when investing in A shares or C shares.

Class A Shares  |   You may purchase Class A shares at the “offering price,” which is a price equal to their NAV, plus a sales charge imposed at the time of purchase. Class A shares currently are subject to ongoing distribution and service (Rule 12b-1) fees equal to 0.25% of their average daily net assets.

If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table that follows shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table that follows. If you invest more, the sales charge will be lower. You may qualify for a reduced sales charge or the sales charge may be waived as described below in “Sales Charge Reductions.” If you think you are eligible, contact the fund’s transfer agent, Eagle Fund Services, Inc. (“EFS” or “transfer agent”) or your financial advisor for further information.

Sales charge as a percentage of:

Your Investment	Offering price	Your investment	Dealer concession as % of offering price (a)
Less than $25,000	3.75%	3.99%	3.25%
$25,000 - $49,999	3.25%	3.44%	2.75%
$50,000 - $99,999	2.75%	2.90%	2.25%
$100,000 - $249,999	2.25%	2.36%	1.75%
$250,000 - $499,999	1.50%	1.56%	1.00%
$500,000 - $999,999	0.50%	0.52%	0.25%
$1,000,000 and over	0.00%	0.00%	0.00%

(a)	During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above. (b) Eagle, the Distributor or one or more of their Affiliates may compensate broker-dealers and financial intermediaries for Class A shares from its own resources in the form of a one-time up-front sales concession of 1.00% on sales of newly purchased shares for investments of $1 million to $2.5 million. Any purchase for which the one-time sales concession was paid will be subject to a CDSC payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if the share are held for 6 to 18 months there will be a CDSC of 0.75%. The way the CDSC is calculated is described below and is identical for each class.

Sales Charge Reductions | To receive a reduction or waiver in your Class A initial sales charge, you must advise your financial advisor or the transfer agent of your eligibility at the time of purchase. The fund offers programs designed to reduce your Class A sales charges as described in the preceding schedule. For purposes of calculating your sales charge, you can combine purchases of Class A and Class C shares for all mutual funds managed by the Manager (except for the money market funds) in the account owner relationships listed below. For purposes of determining your sales charge, we will apply discounts based upon the greater of the current account value or the total of all purchases less all redemptions.

•

Accounts owned by you, your spouse or minor children, including trust or other fiduciary accounts in which you, your spouse or minor children are the beneficiary. This includes sole proprietor business accounts;

•	Accounts opened under a single trust agreement — including those with multiple beneficiaries;

•	Purchases made by a qualified retirement or employee benefit plan of a single employer;

•	Purchases made by a company, provided the company is not in existence solely for purchasing investment company shares.

Rights of Accumulation — You may add the value of your previous Class A and Class C purchases (excluding the money market funds) for purposes of calculating the sales charge for future purchases of Class A shares. For example, if you previously purchased $20,000 of a mutual fund managed by the Manager and made a subsequent investment of $10,000 in Class A shares, a sales charge discount would be applied to the $10,000 investment.

Letter of Intent — You may combine Class A and Class C share purchases of any fund managed by the Manager (except for the money

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market funds) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Investments made up to 90 calendar days before adopting this agreement are eligible for this discount. All prior investments can be applied toward meeting the investment requirement. If you fail to make an investment sufficient to meet the intended investment within the 13-month period, the difference in Class A sales charges will be charged to your account.

SIMPLE IRA — By investing in a SIMPLE IRA plan you and all plan participants will receive a reduced Class A sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a Rights of Accumulation or Letter of Intent sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan unless approved by the Manager.

Sales Charge Waiver  |  Class A shares may be purchased at NAV without any sales charge by:

•

The Manager, its affiliates, directors, officers and employees; any mutual fund managed by the Manager and current and retired officers and Trustees of a fund; the subadviser of any mutual fund managed by the Manager and its current directors, officers and employees; employees and registered financial advisors of broker-dealers that have selling arrangements with the fund’s Distributor; directors, officers and employees of banks and trust companies that are party to agency agreements with the Distributor; all such persons’ immediate relatives (spouse, parents, siblings, children — including in-law relationships) and beneficial accounts;

•

Investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations which have entered into service agreements with the Manager or the Distributor. Such programs generally have other fees and expenses, so you should read any materials provided by that organization;

•	Investors who are currently invested in the Eagle Fixed Income separately managed account program managed by Eagle;

Eagle, the Distributor or one or more of their Affiliates may compensate broker-dealers and financial intermediaries for Class A shares from its own resources in the form of a one-time up-front sales concession of 1.00% on sales of newly purchased shares for investments of $1 million to $2.5 million.

Any purchase for which the one-time sales concession was paid will be subject to a CDSC payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if the share are held for 6 to 18 months there will be a CDSC of 0.75%. Please note that some qualified retirement plans restrict the payment of a CDSC, therefore no sales concessions shall be paid with respect to such plans. Qualified retirement plans should consider purchasing Class I or Class R shares which do not have a CDSC. The fund reserves the right to alter or change the finder’s fee policy at any time at its own discretion.

Information concerning Sales Charge Reductions and Waivers can be found in the SAI, and on our website, eagleasset.com.

Class C Shares  |  You may purchase Class C shares at NAV with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than 1 year after purchase, you will pay a 1% CDSC at the time of sale. Class C shares are subject to ongoing Rule 12b-1 fees of up to 1% of their average daily net assets. Class C shares do not convert to any other class of shares. With respect to Class C shares, you should consult with your financial advisor as to the suitability of such investment for you.

Application of CDSC  |  The CDSC for each class is calculated based upon the original purchase cost or the current market value of the shares being sold, whichever is less. Because of rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the anniversary of your purchase. Any period of time you held shares of a money market fund managed or offered by the Manager will not be counted when determining your CDSC.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held shares of a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.

The CDSC for Class A shares and Class C shares is waived if the shares are sold:

•	To make certain distributions from retirement plans;

•	Because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse);

•	To make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; or

•	Due to the fund closing shareholder accounts that do not comply with the minimum balance requirements.

Reinstatement Privilege  |  If you sell Class A or Class C shares of a mutual fund managed by the Manager, you may reinvest some or all of the sales proceeds up to 90 calendar days later in the same class of any mutual fund managed by the Manager without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify the Manager and your financial advisor at the time of investment if you decide to exercise this privilege.

Class I Shares  |  Class I shares are available to investors purchasing through a financial intermediary within a “wrap”, asset allocation or other fee based advisory program (“Fee Based Program”), provided that the Fee Based Program sponsor has selected this class of shares as an acceptable investment for this Fee Based Program and entered into a distribution arrangement with the Distributor for the Fee Based Program.

Class R-3 and R-5 Shares  |  Class R-5 shares generally are available only to retirements plans that satisfy the foregoing requirements and have $1 million or more in plan assets. Class R-3 and R-5 shares are not available to retail non-retirement accounts, traditional and Roth IRAs,

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SIMPLE IRAs, SEPs, SARSEPs, Coverdell Educational Savings Accounts or individual 401(k) or 403(b) plans. Plan participants should contact the Plan Administrator to consider purchasing these shares.

Investing in Shares

Once you have chosen a share class, the next step is to determine the amount you wish to invest. There are several ways to invest, although the availability of these services may be limited by your financial advisor or institution.

Investing In Class A and Class C shares  |  The minimum investment in Class A and Class C shares is:

Type of account	Initial investment	Subsequent investment
Regular Account	$1,000	No minimum
Periodic Investment Program	$50	$50 per month
Retirement Account	$500	No minimum

Investing In Class I shares  |  For individual investors and qualified institutions purchasing Class I shares for their own account, the minimum initial investment is $2,500,000. Qualified institutions include corporations, banks, insurance companies, endowments, foundations and trusts. EFS may waive any of these minimums at its sole discretion. Minimum investments for initial and subsequent purchases are set by the Fee Based Program sponsor. You must contact your intermediary to purchase Class I shares in this manner. The fund may waive these minimum requirements at its discretion. Contact the transfer agent or your financial advisor for further information.

Investing In Class R-3 and Class R-5 shares  |  Class R-3 or Class R-5 shares are available for purchase through eligible employer sponsored retirement plans (including 401(k) plans, 403(b) plans, 457 plans and profit-sharing plans) in which the employer, plan sponsor or other administrator (“Plan Administrator”) has entered into an agreement with the Distributor. Class R-3 and Class R-5 shares also are generally only available to retirement plans in which the Plan Administrator or other intermediary opens an omnibus account on the books of the fund. Additional shares may be purchased through your Plan Administrator. Initial and subsequent purchase minimums are determined by your Plan Administrator.

How To Invest

Initial Offering of Shares  |   The fund initially will offer its shares for sale from February 1, 2010, until the close of business on February 28, 2010. During this period, shares of the fund will be offered through the Distributor to participating dealers or banks at a price of $15 per Class A share (including the applicable sales charge). Class C shares will be offered at $14.44. During this period, participating dealers or participating banks may receive payments for any orders. These persons may benefit from the temporary use of funds received prior to close of the initial offering period. You may rescind your order anytime during the offering period prior to its closing and your full payment will be returned to you. After the close, the fund will commence investment operations. The fund may withdraw, cancel, extend, or modify the offering of shares during the initial offering period without notice or refuse any order in whole or in part, if the fund determines that it is in its best interests to do so.

Through Your Financial Advisor  |  You may invest in the fund by contacting your financial advisor. Your financial advisor can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your financial advisor or broker will transmit your request to the fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the fund’s behalf.

By Mail  |  You may invest in the fund by completing and signing an account application from the transfer agent or from your financial advisor. Indicate the fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be drawn on an account at a U.S.bank and made payable to the specific fund and class being purchased. Mail the application and your payment to:

Eagle Fund Services, Inc.

P.O. Box 33022

St. Petersburg, FL 33733-8022

By Telephone  |  If you provide your bank account information, a purchase can be initiated from that account. You must have previously completed the appropriate sections of the account application and submitted a voided check to activate this service. This method cannot be used to open a new account.

By Periodic Investment Program  |  We offer several plans to allow you to make regular, automatic investments into a fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Availability of these plans may be limited by your financial advisor or institution.

•

From Your Bank Account — You may instruct us to transfer funds from a specific bank checking account to your account. This service is only available in instances in which the transfer can be effected by automated clearing house transfer (“ACH”). Complete the appropriate sections of the account application or the Direct Payment Plan form to activate this service. The fund reserves the right to cancel a periodic investment program if payment from your bank is rejected for two consecutive periods or if you make regular withdrawals from your account without maintaining the minimum balance.

•

Automatic Exchange — You may make automatic regular exchanges between two or more mutual funds managed or offered by the Manager. These exchanges are subject to the exchange requirements discussed below.

The intent of these plans is to encourage you to increase your account balance to the fund’s minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your accounts.

By Direct Deposit  |  For Class A and Class C shares only, you may instruct your employer, insurance company, the federal government or other organization to direct all or part of the payments you receive to your account. All payments from the U.S. Government, including payroll, pension, Social Security, and income tax refunds are eligible for this service. The following information must be provided to the payor in the enrollment process:

Bank Routing Number:        0 1 1 0 0 0 0 2 8

Account Number:    7 7 0 0 1 f f a a a a a a a a a a

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“f”	represents the fund code found on account application.
“a”	represents the first 10 digits of your account number (starts with 44 or 66).

For example, if your account number is 44123456789 and you wish to establish a direct deposit to the Class A shares of the Eagle Investment Grade Bond Fund, you would enter 77001XX4412345678.

The account must be designated as a checking account.

Please note that these instructions are different than the Federal Reserve wire instructions below.

By Wire  |  You may invest in the fund by Federal Reserve wire sent from your bank in U.S. Dollars. Mail your completed and signed account application to the transfer agent. Contact EFS at 800.421.4184 or your financial advisor to obtain instructions on sending a wire. Your bank may charge a wire fee.

How To Sell Your Investment

Class A and Class C shares  |  You can sell (redeem) Class A and Class C shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds (less any applicable CDSC) generally will be made the next business day after your order is received. If you sell shares that were recently purchased by check or ACH deposits, payment will be delayed until we verify that those funds have cleared, which may take up to ten business days. Transactions submitted by a third party via ACH will be accepted at the discretion of the transfer agent. Shares are not subject to a redemption fee for exchange and redemption transactions.

You may contact your financial advisor or the fund’s transfer agent with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial advisor or institution.

Through Your Financial Advisor  |  You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor will transmit your request to sell shares of your fund and may charge you a fee for this service.

By Telephone  |  For certain accounts, you may sell shares from your account by telephone by calling 800.421.4184 prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. EST. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application.

For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone request.

When redeeming shares by telephone, payment of less than $100,000 can be made in one of the following ways:

•

Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

In Writing  |  You may sell shares of the fund by sending a Letter of Instruction. Specify the fund name and class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Mail the request to Eagle Fund Services, Inc., P.O.Box 33022, St. Petersburg, FL 33733-8022.

All registered owners on the account must sign the request. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

A medallion signature guarantee of your request may be required if the redemption is:

•	$100,000 or more;

•	Sent to an address other than the address of record;

•	Sent to a payee other than the shareholder of record; or

•	Sent to an address of record that has been changed within the past 30 calendar days.

A medallion signature guarantee helps protect your account against fraud. We will only accept official signature guarantees from participants in our medallion signature guarantee program, which includes most banks and securities dealers. A notary public cannot guarantee your signature.

Payment for a written request can be made one of the following ways:

•

Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request;

•	By check; or

•

By Federal Reserve wire to a bank account you specify. Your financial advisor can provide you with the necessary form to request a wire. We normally send these proceeds on the next business day and credit by the receiving institution is subject to the time they receive the instructions from the Federal Reserve Bank and their posting policies. We cannot guarantee that you will receive credit on the same day we send the wire. A wire fee will be charged to your account.

Systematic Withdrawal Plan  |  You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1st, 5th, 10th, or 20th day of the month at monthly, quarterly, semi-annual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the systematic withdrawal form (available from your financial advisor, the transfer agent or through our website, eagleasset.com) and send that form to the transfer agent. The transfer agent reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

Class I, Class R-3 and Class R-5 shares  |  You can sell (redeem) shares of the fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds generally will be made the next business day after your order is received. Contact your financial intermediary or financial advisor to sell shares of the fund.

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How To Exchange Your Shares

Class A and Class C shares  |  You can exchange shares of one fund managed or offered by the Manager for shares of the same class of any other fund managed or offered by the Manager, subject to the investment requirements of that fund. Obtain a prospectus of that fund from your financial advisor, the transfer agent or through our website, eagleasset.com. You may exchange your shares by calling your financial advisor or the transfer agent if you exchange to like-titled accounts managed or offered by the Manager. Written instructions with a medallion signature guarantee are required if the accounts are not identically registered.

Shares that have previously paid a sales charge in a fund managed or offered by the Manager will exchange with no additional sales charge for the duration that the shares remain in the Eagle family of funds. Shares of a money market fund managed by the Manager that have not previously been subject to an initial sales charge or CSDC holding period will be subject to the initial purchase conditions of that fund. The fund may terminate the exchange privilege upon 60 days notice.

Exchanges may be subject to a CDSC as described above in “How to Sell Your Investment”. For purposes of determining the CDSC, Class A and Class C shares will continue to age from their original investment date and will retain the same CDSC rate as they had before the exchange. However, any time which you held shares in a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.

Class I shares   |  You can exchange Class I shares of one Eagle fund for Class I shares of any other Eagle fund, subject to the investment requirements of that fund. Obtain a prospectus of that fund from your financial advisor, EFS or through our website, eagleasset.com. Contact your financial intermediary to exchange shares of a fund. The fund may terminate the exchange privilege upon 60 days notice.

Class R-3 and Class R-5 shares  |  You can exchange shares of one Eagle fund for shares of the same class of any other Eagle fund that offers such shares, subject to the investment requirements of that fund. Your ability to exchange to another Eagle fund may be limited by the availability of a given fund in your retirement plan as determined by your Plan Administrator. Each Eagle mutual fund may terminate the exchange privilege upon 60 days notice. Please contact your Plan Administrator if you wish to exchange shares of any fund.

Account and Transaction Policies

Timing of Orders  |  All orders to purchase or sell shares are executed as of the next NAV calculated after the order has been received in “good order” by an authorized agent of the funds. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m. EST, and are executed the same day at that day’s NAV. To ensure this occurs, the Distributor and/or dealers are responsible for transmitting all orders to the transfer agent in compliance with their contractual deadline.

Good Order Requirements  |  For the fund to process your request, it must be in “good order.” Good order means that you or your agent have provided sufficient information necessary to process your request as outlined in this prospectus, including any required signatures, documents and medallion signature guarantees. Further, there must not be any restrictions applied to your account. Your request is not considered to be in “good order” by the fund until it meets these requirements.

Account Registration Options  |  There are several options for registering your account. To establish a Transfer on Death (“TOD”) arrangement, an additional TOD agreement is required. Additionally, the Manager offers a range of IRA plans including Traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial advisor, the transfer agent or through our website eagleasset.com.

Customer Identification and Verification Procedures  |  The fund is required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide the fund with the name, physical address (not a P.O. Box), Social Security or other taxpayer ID number and date of birth of all owners of the account. For entities such as corporations or trusts, the person opening the account on the entity’s behalf must provide this information. The fund will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the fund may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for the fund to close or suspend further activity in an account.

Restrictions on Orders  |  The fund and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of the fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies or when the fund cannot determine the value of its assets or sell its holdings.

Website  |  Subject to availability by your financial institution, you may access your account information, including balances and transaction history through our website, eagleasset.com. Additional information, including current fund performance and various account forms and agreements, is also available on our website.

Redemption-in-Kind  |  Although the fund generally intends to pay redemption proceeds solely in cash, the fund has reserved the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (this is known as a redemption-in-kind). If the amount of the sale is at least either $250,000 or 1% of the fund’s assets, we may give you securities from the fund’s portfolio instead of cash.

Accounts With Below-Minimum Balances  |  If your account balance falls below $500 as a result of selling shares (and not because of performance or sales charges), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, the fund reserves the right to close your account and send the proceeds to your address of record.

Market Timing  |  Market Timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit

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inefficiencies in fund pricing. Such transactions include trades that occur when the fund’s NAV does not fully reflect the value of the fund’s holdings — for example, when the fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. Market timing can be disruptive to the fund’s efficient management and have a dilutive effect on the value of the investments of long-term fund shareholders, increase the transaction and other costs of the fund and increase taxes, all of which could reduce the return to fund shareholders.

The Boards of Trustees have adopted policies reasonably designed to deter short-term trading of fund shares. The fund will not enter into agreements to accommodate frequent purchases or exchanges. Further, the fund and the transfer agent have adopted the following guidelines:

•	The transfer agent reviews transaction activity, using established criteria, to identify transactions that may signal excessive trading.

•

The fund may reject any purchase or exchange orders, in whole or in part, that in its opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to the fund. The fund may consider the trading history of accounts under common ownership or control in this determination.

•

All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the fund or through a financial intermediary. The fund reserves the right to reject combined or omnibus orders in whole or in part.

•

The fund seeks the cooperation of broker-dealers and other financial intermediaries by various methods such as entering into agreements whereby the transfer agent will request information regarding the identity of specific investors, transaction information and restricting the ability of particular investors to purchase fund shares.

•	While the fund applies the above policies, there is no guarantee that all market timing will be detected.

Account Statements  |  If you purchase shares directly from the fund, you will receive monthly or quarterly statements detailing fund balances and all transactions completed during the prior period and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly or quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and statements and immediately notify the fund or your financial advisor of any discrepancies.

Disclosure of Portfolio Holdings  |  Periodically, customers of the fund express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the fund has adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the fund’s policy is included in the SAI. Portfolio information can be found on our website, eagleasset.com.

Dividends, Capital Gain Distributions and Taxes

Distributions and Taxes   |  The fund distributes to its shareholders dividends from its net investment income. Net investment income generally consists of dividends and interest income received on investments, less expenses. The dividends you receive from the fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the 15% maximum federal income tax rate applicable (through 2010) to dividends paid to individuals.

The fund may also distribute capital gains to its shareholders normally once a year. The fund generates capital gains when it sells assets in its portfolio for profit. Capital gains distributions are taxed differently depending on how long the fund held the asset (not on how long you hold your shares). Distributions of capital gains recognized on the sale of assets held for one year or less (net short-term capital gains) are taxed as ordinary income; distributions of capital gains recognized on the sale of assets held longer than that (net long-term capital gains) are taxed at lower capital gains rates. The federal alternative minimum tax (“AMT”) may apply in certain cases, even in a “tax-free” fund. Please consult a tax professional for more information.

Fund distributions of dividends and net capital gains are automatically reinvested in additional shares of the fund at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check, or direct them for purchase of shares in the same class of another mutual fund managed by the Manager. In general, selling or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

Type of transactions	Tax status and rate

Income dividends	Ordinary income; may be eligible for 15% maximum rate for individuals

Net short-term capital gain distributions	Ordinary income

Net capital gain distributions	Long-term capital gains; generally eligible for 15% maximum rate for individuals

Sales or exchanges of fund shares owned for more than one year	Long-term capital gains or losses (capital gains rate, as described above)

Sales or exchanges of fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

Income dividend distributions will vary by class and are anticipated to be generally higher for Class A shares (because that class’s expense ratio is lower).

Withholding Taxes  |  If you are a non-corporate shareholder and a fund does not have your correct Social Security or other taxpayer ID number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) a portion of your distributions and redemption proceeds (regardless of the extent to which a gain or loss may be realized). If you otherwise are subject to backup withholding, we also must withhold and pay to the IRS a portion of your distributions. Any tax withheld may be applied against the tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.

Tax Reporting  |  If your account has taxable distributions, withholding or other activity required to be reported to the IRS, we will send you the

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appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in the year for the prior calendar year in accordance with current IRS guidelines. Generally, fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Rule 12b-1 Distribution Plans

The fund has adopted Distribution Plans for each share class under Rule 12b-1 that allow it to pay distribution and service fees for the sale of its Class A, Class C and Class R-3 shares and for services provided to shareholders. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fee rate varies for each class of shares as described below.

The funds do not incur any direct distribution expenses related to Class I shares or Class R-5 shares. However, the fund has adopted a Distribution Plan for each share class in accordance with Rule 12b-1 under the Investment Company Act of 1940, which authorizes the use of any fees received by Eagle or any third party out of its own resources in accordance with the Investment Advisory and Administration Agreement to be used for the sale and distribution of Class I and Class R-5 shares. Under the fund’s Distribution Plan, the fund also is authorized to pay a maximum distribution and service fee of up to 0.35% of average daily assets on Class A shares. The fund’s Board of Trustees has approved a current fee of 0.25% on Class A shares.

Payments to Financial Intermediaries

Eagle, the Distributor or one or more of their corporate affiliates (“Affiliate” or “Affiliates”) may make cash payments to financial intermediaries in connection with the promotion and sale of shares of the funds. Eagle or the Distributor may also make cash payments to one or more of its Affiliates. Cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Eagle or its Affiliates may make these payments from their own resources and the Distributor may make such payments from the retention of underwriting concessions or 12b-1 fees. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Eagle, the Distributor and/or an Affiliate.

Eagle or its Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the funds. The benefits that Eagle and its Affiliates receive when these payments are made include, among other things, placing the funds on the financial advisor’s fund sales system, possibly placing the funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the funds in its fund sales system (on its “sales shelf”). Eagle and its Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments Eagle or its Affiliates make may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”). Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. The revenue sharing payments Eagle or its Affiliates make may be also calculated on sales of new shares in the funds attributable to a particular financial intermediary (“Sales-Based Payments”). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.

Eagle or its Affiliates also may make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges, cash sweep payments, or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Eagle’s or its Affiliates’ personnel may make presentations on the funds to the financial intermediary’s sales force). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. An Affiliate may also make payments to financial intermediaries for these services, to the extent that these services replace services that would otherwise be provided by the funds’ transfer agent or otherwise would be a direct obligation of the funds. The funds may reimburse the Affiliate for these payments as transfer agent out-of-pocket expenses.

Eagle and its Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients’ accounts, Eagle and its Affiliates benefit from the incremental management and other fees paid to Eagle and its Affiliates by the funds with respect to those assets.

You can find further details about these payments and the services provided by financial intermediaries in the fund’s SAI. In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial intermediary about any payments it receives from Eagle or its Affiliates or the funds, as well as about fees and/or commissions it charges.

Financial Highlights

No financial information is available for the fund because the fund had not commenced operations prior to the date of this prospectus.

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For More Information

More information on this fund is available free upon request, including the following:

Financial Reports  |  Additional information about the fund’s investments will be available in the fund’s annual and semiannual reports to shareholders. In those reports, you will find a discussion of the market conditions and investment strategies that affected the fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)   |  Additional information about the fund and its policies may be found in the SAI. A current SAI is on file with the Securities and Exchange Commission (“Commission”) and is incorporated herein by reference (meaning it is legally considered part of this prospectus).

To obtain the SAI, the prospectus, annual report, semiannual report, performance information, an account application, schedule of portfolio holdings found on Form N-Q, other information or to make an inquiry, contact:

By mail:	P.O. Box 33022

St. Petersburg, Florida 33733

By telephone:	1.800.421.4184

By internet:	eagleasset.com

These documents and other information about the fund can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202.551.8090. Reports and other information about the fund may be viewed on-screen or downloaded from the EDGAR Database on the Commission’s Internet web site at sec.gov; or after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

The fund offers the ability to receive these documents and other fund information electronically, via notification to an e-mail address you provide. To enroll in this service, visit eagleasset.com. Further, to eliminate unnecessary duplication and reduce the cost to fund shareholders, only one copy of the prospectus or other shareholder reports may be sent to shareholders with the same mailing address. However, if you wish to receive a copy of the prospectus or other shareholder reports for each shareholder with the same mailing address, you should call 800.421.4184 or send an e-mail to: FundServices@eagleasset.com. The fund is pleased to offer the convenience of viewing shareholder communications, including fund prospectuses, annual reports, and proxy statements, online at eagleasset.com.

The fund’s Investment Company and Securities Act registration number is:

Eagle Series Trust       811-7470       33-57986

No dealer, salesperson or other person has been authorized to give any information or to make any representation other than that contained in this prospectus in connection with the offer contained in this prospectus, and, if given or made, such other information or representations must not be relied upon unless having been authorized by the fund or the distributor. This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

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